UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On November 22, 2019, Nexstar Broadcasting, Inc. (the “Issuer”), a wholly owned subsidiary of Nexstar Media Group, Inc. (the “Company”), completed the issuance and sale of $665,000,000 aggregate principal amount of additional 5.625% senior notes due 2027 (the “Additional Notes”). The Additional Notes were issued as additional notes under the Indenture, dated as of July 3, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 19, 2019 (the “First Supplemental Indenture”), and as further supplemented by the Second Supplemental Indenture, dated as of November 22, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), by and among the Issuer, the guarantors named therein and Citibank, N.A., as trustee (the “Trustee”). The Additional Notes are treated as a single series with the $1,120,000,000 aggregate principal amount of the Issuer’s 5.625% senior notes due 2027 issued on July 3, 2019 under the Base Indenture (the “Existing Notes” and, together with the Additional Notes, the “Notes”) and have substantially the same terms as the Existing Notes.

The Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Additional Notes were issued at an issue price of 104.875%. The Issuer will use the net proceeds of the offering to redeem the Issuer’s 6.125% senior notes due 2022 and 5.875% senior notes due 2022, to pay related premiums, fees and expenses and for general corporate purposes.

The Notes are guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of the Issuer’s and Mission’s existing and future restricted subsidiaries on a senior unsecured basis. The Notes and the related guarantees are senior obligations of the Issuer and the guarantors, rank equal in right of payment with all of the existing and future senior indebtedness of the Issuer and the guarantors and rank senior in right of payment to all of the future subordinated indebtedness of the Issuer and the guarantors. The Notes and the guarantees are effectively subordinated to the secured indebtedness of the Issuer and the guarantors to the extent of the value of the assets securing such secured indebtedness.

The Notes will mature on July 15, 2027. Interest on the Notes accrues at a rate of 5.625% per annum and is payable semiannually in arrears on January 15 and July 15 of each year, commencing on January 15, 2020. The Issuer is obligated to make each interest payment to the holders of record of the Notes on the immediately preceding January 1 and July 1.

The Issuer has the option to redeem all or a portion of the Notes at any time prior to July 15, 2022 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. At any time on or after July 15, 2022, the Issuer may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture. At any time before July 15, 2022, the Issuer may also redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 105.625% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each holder of the Notes may require the Issuer to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Indenture contains covenants that limit, among other things, the ability of the Issuer and its restricted subsidiaries to (1) incur additional debt, (2) pay dividends or make other distributions or repurchases or redeem its’ capital stock, (3) make certain investments, (4) create liens, (5) merge or consolidate with another person or transfer or sell assets, (6) enter into restrictions affecting the ability of the Issuer’s restricted subsidiaries to make distributions, loans or advances to it or other restricted subsidiaries; (7) prepay, redeem or repurchase certain indebtedness and (8) engage in transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copies of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture that are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The related form of senior note is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The Issuer redeemed its 6.125% senior notes due 2022 and 5.875% senior notes due 2022 in full on November 22, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated as of July 3, 2019, between Nexstar Escrow, Inc., as issuer, and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Nexstar Media Group, Inc. on July 3, 2019).

4.2

First Supplemental Indenture, dated as of September 19, 2019, by and among Nexstar Broadcasting, Inc., as issuer, the guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Nexstar Media Group, Inc. on September 20, 2019).

4.3	Second Supplemental Indenture, dated as of November 22, 2019, by and among Nexstar Broadcasting, Inc., as issuer, the guarantors named therein and Citibank, N.A., as trustee.

4.4	Form of Senior Note (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2019	NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Thomas E. Carter
Chief Financial Officer (Principal Financial Officer)